CHESTERFIELD COUNTY           DATE:       PURCHASE ORDER NUMBER:        PAGE:
(804) 748-1617                11/18/96          0000207970                1


THE PURCHASE ORDER NUMBER AND, IF APPLICABLE, THE SERIAL NUMBER MUST APPEAR ON ALL PACKAGES, INVOICES, AND SHIPPING PAPERS.

INVOICES: ITEMIZED DETAIL INVOICES IN DUPLICATE TO BE SUBMITTED DIRECTLY TO CHESTERFIELD COUNTY ACCOUNTING DEPT., P.O. BOX 40, CHESTERFIELD, VIRGINIA 23832

CORRESPOND TO: PURCHASING DEPT., P.O. BOX 40, CHESTERFIELD, VA 23832


VENDOR:                       VENDOR NUMBER:    SHIP TO:
STAMIE E. LYTTLE CO INC       685               UTILITIES ADMINISTRATION &
2210 BELT BLVD                                  BILLING
P O BOX 24205                                   GOVERNMENT COMPLEX
RICHMOND  VA 23224                              6710 W. KRAUSE ROAD
                                                CHESTERFIELD, VA  23832
                                                804-748-1401


PLEASE ENTER THE FOLLOWING ORDER SUBJECT TO TERMS AND CONDITIONS HEREON AND ON REVERSE SIDE.

SHIP VIA:  F.O.B.:     FREIGHT TERMS: TERMS OF SALE: DUE DATE: REQUISITION NO.
--------   ------      -------------  -------------  --------  ---------------
BESTWAY    DESTINATION PREPAID        NET 30         11/18/96  SEE REMARKS


LINE ITEM:  QUANTITY:   UOP:  COUNTY, ITEM NUMBER AND DESCRIPTION:
---------   --------    ---   -----------------------------------
0001        1           LT    250-01
                              PROVIDE ALL LABOR, TOOLS, EQUIPMENT
                              AND MATERIALS NECESSARY TO
                              CONSTRUCT THE LITTLE TOMAHAWK
                              CREEK SANITARY SEWER, PROJECT
                              #95-0094

UNIT PRICE:       AMOUNT:
----------        ------
989,412.70000     989,412.70


REMARKS:  REQUISITION NUMBER 1690                           989,412.70
                                                            ----------
                                                            TOTAL:

CONTAINERS SHALL BE LABELED AND MATERIAL SAFETY DATA SHEETS PROVIDED AS APPLICABLE.

                                    s/H. Edward James
                                    -------------------------
                                    PURCHASING DIRECTOR,
                                    CHESTERFIELD COUNTY

                                                                  VENDOR COPY
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                            TERMS AND CONDITIONS

1. SUBMIT ALL CLAIMS FOR PAYMENT BY DETAILED ITEMIZED INVOICE IN DUPLICATE.

2. MAIL OR DELIVER ALL INVOICES TO ACCOUNTING DEPARTMENT; P.O. BOX 40; CHESTERFIELD, VIRGINIA 23832.

3. INVOICES FOR PARTIAL DELIVERY MUST BE INDICATED.

4. THIS IS A LEGAL BINDING CONTRACT. THE CONDITIONS OF THIS ORDER ARE NOT TO BE MODIFIED BY ANY VERBAL UNDERSTANDING. ANY CHANGES MUST BE IN WRITING OR BY "CORRECTION ORDER", WHICH HAS BEEN APPROVED BY THE PURCHASING AGENT.

5. INVOICES AND PACKAGES MUST BEAR THIS PURCHASE ORDER NUMBER ON OUTSIDE OF PACKAGE OR SHIPPING CONTAINERS.

6. CHESTERFIELD COUNTY IS EXEMPT FROM FEDERAL EXCISE AND STATE SALES TAX. IF ANY SUCH TAX IS BILLED ON THE INVOICE, IT MUST BE SHOWN AS A SEPARATE ITEM. TAX EXEMPTION CERTIFICATES WILL BE FURNISHED UPON REQUEST.

7. REJECTED MATERIALS WILL BE RETURNED TO THE VENDOR AT THE VENDOR'S RISK AND EXPENSE.

8. IT IS AGREED THAT THE GOODS, MATERIALS, EQUIPMENT OR SERVICES RENDERED SHALL COMPLY WITH ALL FEDERAL, STATE OR LOCAL LAWS RELATIVE THERETO AND THAT THE VENDOR SHALL DEFEND ACTIONS OR CLAIMS BROUGHT AND SAVE HARMLESS THE COUNTY OR ITS OFFICIALS OR EMPLOYEES FROM LOST COSTS OR DAMAGE BY REASON OF ACTUAL OR ALLEGED INFRINGEMENT OF LETTERS PATENT OR ANY OTHER REASON.

9. ALL PRICES MUST BE FOB DELIVERED TO POINT AS INDICATED ON THE FRONT OF THIS ORDER WHEN SPECIFIC PURCHASE IS QUOTED OR NEGOTIATED FOB SHIPPING POINT THE VENDOR IS TO PREPAY SHIPPING CHARGES AND ADD TO INVOICE.

10. CASH DISCOUNTS WILL BE DEDUCTED AS PROVIDED FOR ON THE FRONT OF THIS PURCHASE ORDER OR IN ACCORDANCE WITH THE TERMS OF YOUR OFFICIAL QUOTATION OR BID. NET PURCHASES WILL BE PAID THIRTY DAYS UPON DATE OF YOUR INVOICE.

11. IN CASE OF DEFAULT OF THE CONTRACTOR, THE COUNTY MAY PROCURE THE ARTICLES OR SERVICES FROM OTHER SOURCES AND CHARGE THE CONTRACTOR AS LIQUIDATED DAMAGES. ANY EXCESS COSTS OR DAMAGES OCCASION THEREBY.

12. ACCEPTANCE OF THE ORDER INCLUDES ACCEPTANCE OF ALL TERMS, CONDITIONS, PRICES, DELIVERY INSTRUCTIONS AND SPECIFICATIONS AS SHOWN ON THE ORDER OR ATTACHED TO AND MADE A PART OF THIS ORDER.

13. EVERY CONTRACT FOR GOODS OR SERVICES OVER $10,000, SHALL COMPLY WITH THE PROVISIONS OF SECTION 2-48 CODE OF CHESTERFIELD AND SECTION 11-51 CODE OF VIRGINIA PROHIBITING EMPLOYMENT, DISCRIMINATION BY CONTRACTOR.

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